UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2013

MVP REIT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. Sunset Road, Suite 240 Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Form 8-K/A is to amend our Form 8-K filed with the U.S. Securities and Exchange Commission on January 25, 2013 by including the corrected copy of the press release.

Item 8.01.  Other Events.

On January 25, 2013, MVP REIT, Inc. (the “Company”) issued a press release announcing that its board of directors has approved an increase in its monthly distribution rate on its common shares to an annualized distribution rate of 6.2 percent, or $0.558 per share annually or $0.0465 monthly, assuming a purchase price of $9.00 per share.  The distribution, previously 6 percent, will increase beginning with the January distribution, to be paid to stockholders of record as of Jan. 24 on Feb. 10. MVP REIT anticipates paying future distributions monthly in arrears, with a record date on the 24th of each month and distributions paid on the 10th day of the following month (or the next business day if the 10th is not a business day).

The press release further announced that its Board of Directors has decreased the purchase price on its Distribution Reinvestment Plan (“DRIP”) from $9.00 to $8.73 per share to take into account that no commission is paid of shares purchased under the DRIP commencing with the January distribution paid in February.

The press release also announced that Mike Shustek, the Company’s chief executive officer and the principal executive officer of the Company’s advisor, completed his acquisition of the remaining 80% of the outstanding membership interests of Ashton Garnett Securities, LLC (now doing business as MVP American Securities), effective as of January 18, 2013.  Mr. Shustek acquired 20% of the outstanding membership interests in July 2012, and had an option to acquire the remaining 80%, subject to FINRA approval.   Ashton Garnett Securities, LLC dba MVP American Securities is a registered broker dealer engaged by MVP REIT as a selling agent for the offering of its shares.

A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit No.           Description

99.1                       Press Release dated January 25, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT, INC.

Date: January 25, 2013                                                                           By:  /s/ Michael V. Shustek
                        Name:           Michael V. Shustek
                        Title:           Chief Executive Officer

Exhibit Index

Exhibit No.           Description

99.1                       Press Release dated January 25, 2013